SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): November 19, 2004



                              SBS Interactive, Co.
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               (Exact name of Registrant as specified in charter)




           Florida                     0-28363                  65-0705830
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                          4211 Yonge Street, Suite 235
                            Toronto, Ontario M2P 2A9
                                     Canada
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (416) 223-9293
                            -------------------------
                            (Issuer Telephone Number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 19, 2004 the Registrant entered into a series of agreements with Trilogy Capital Partners, Inc., referred to herein as "Trilogy". The agreements include the following:

     LETTER OF ENGAGEMENT. According to the Letter of Engagement, Trilogy will perform certain services for the Registrant, including investor relations services and services designed to heighten awareness of the Registrant's technology in the financial community. The term of the Letter of Engagement is six months and may continue after that period until terminated by either party on 30 days notice. Trilogy will be paid $7,500 per month. Trilogy will also receive warrants to purchase 450,000 shares of the Registrant's common stock. The terms of the warrants are described below. By signing the Letter of Engagement, Trilogy agrees that it will advance, on behalf of the Registrant, up to $50,000 toward marketing expenses incurred on the Registrant's behalf. In accordance with the Letter of Engagement, the Registrant has signed a promissory note and has secured the amount to be advanced by its assets and those of its subsidiary, SBS Interactive, Inc.

     SECURED PROMISSORY NOTE. Pursuant to the terms of the Secured Promissory Note, the Registrant and its wholly-owned subsidiary, SBS Interactive, Inc., promise to pay any amount advanced by Trilogy, up to the amount of $50,000, on the Maturity Date, which is defined as the earliest to occur of: (A) February 19, 2005; (B) the date of the closing of (i) the Registrant's first sale and issuance, following November 19, 2004, of shares of its capital stock, or



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securities convertible into or exchangeable for its capital stock, in a transaction in which the gross cash proceeds to the Registrant equal or exceed $100,000 in the aggregate, (ii) the merger or consolidation of the Registrant with or into another person (defined as any individual, partnership, corporation, trust, association or other entity), or (iii) the sale, transfer or assignment of all or substantially all of the assets of the Registrant to another person; or (C) upon acceleration of the Maturity Date as provided in the Secured Promissory Note. Funds loaned to the Registrant by Arthur Cohn and evidenced by an instrument convertible into or exchangeable for the Registrant's capital stock, any conversion of indebtedness to Arthur Cohn into the Registrant's capital stock, and any repayment by the Registrant of outstanding indebtedness to Arthur Cohn in the form of shares of the Registrant's capital stock or securities convertible into or exchangeable for the Registrant's capital stock, shall not be deemed a transaction for this purpose. Interest accrues on the unpaid principal of the Secured Promissory Note at the rate of 10% per annum.

     WARRANTS. The warrant agreement permits Trilogy to purchase 450,000 shares of the Registrant's common stock at an exercise price of $0.01 per share. The warrants expire on November 19, 2007. The warrants vest and become exercisable as follows: (a) 225,000 warrants vest and become exercisable at such time as the market price of the Registrant's common stock on any day is not less than $0.75 per share; and (b) the remaining 225,000 warrants shall vest and become exercisable at such time as the market price of the Registrant's common stock on any day is not less than $1.00 per share. The market price on any day shall be the average of the closing prices of the common stock, as reported by Yahoo! Finance, for the ten consecutive trading days preceding such day.

     ESCROW AGREEMENT. Pursuant to the Escrow Agreement, Richardson & Patel LLP agrees to hold the certificates representing the common stock to be received by Trilogy upon exercise of the Warrants.

     SUBORDINATION AGREEMENT. Pursuant to the Subordination Agreement, which has been executed by the Registrant, its wholly-owned subsidiary, SBS Interactive, Inc., Trilogy and Arthur Cohn, Arthur Cohn agrees to subordinate certain security interests he has in the Registrant's assets to the lien created in favor of Trilogy under the Secured Promissory Note. The subordination continues until the Secured Promissory Note is paid in full.

EXHIBITS

     Exhibit 10.1 - Letter of Engagement between Trilogy Capital Partners, Inc. and the Registrant.

     Exhibit 10.2 - Secured Promissory Note in the amount of $50,000 signed by the Registrant and SBS Interactive, Inc. in favor of Trilogy Capital Partners, Inc.

     Exhibit 10.3 - Warrants

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     Exhibit 10.4 - Escrow Agreement among Trilogy Capital Partners, Inc., SBS
Interactive, Co. and Richardson & Patel LLP.

     Exhibit 10.5 - Subordination Agreement among Trilogy Capital Partners, Inc., Arthur Cohn, SBS Interactive, Inc. and the Registrant.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 2004

                                          SBS INTERACTIVE, CO.



                                          By: /s/ Todd Gotlieb
                                              ----------------------------------
                                               Todd Gotlieb, President